Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces Third Quarter 2015 Financial Results

Total revenue of $45.4 million grew 33% year-over-year

Signed the largest employer transaction in company history

Large employer customer count grows to over 700

Charleston, S.C. – November 4, 2015 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading provider of cloud-based benefits software solutions, today announced its third quarter 2015 financial results.

“Benefitfocus reported record third quarter financial results that exceeded expectations from both a revenue and profitability perspective,” said Shawn Jenkins, Chief Executive Officer of Benefitfocus. “ We experienced strong customer activity in both our carrier business and employer business resulting in the best quarter in the company’s history. In addition, once again our software services revenue retention rate was over 95%.”

Jenkins added, “We are also pleased to announce we recently signed the largest employer transaction in the company’s history, which serves as a significant testament to the value the Benefitfocus platform brings to our customers. We remain focused on delivering a best-in-class cloud-based benefits management solution to our customers and we are confident that our expanding product portfolio and industry leadership puts us in an excellent position to capitalize on this multi-billion dollar market opportunity.”

Third Quarter 2015 Financial Highlights

Revenue

•	Total revenue was $45.4 million, an increase of 33% compared to the third quarter of 2014.

•	Software services revenue was $39.3 million, an increase of 28% compared to the third quarter of 2014.

•	Professional services revenue was $6.1 million, an increase of 74% compared to the third quarter of 2014.

•	Employer revenue was $22.8 million, an increase of 53% compared to the third quarter of 2014.

•	Insurance carrier revenue was $22.6 million, an increase of 17% compared to the third quarter of 2014.

Non-GAAP Net Loss and Adjusted EBITDA

•	Non-GAAP net loss was ($13.2) million, compared to ($16.9) million in the third quarter of 2014. Non-GAAP net loss per share was ($0.46), based on 28.8 million basic and diluted weighted average common shares outstanding, compared to ($0.66) for the third quarter of 2014, based on 25.5 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was ($8.8) million, compared to ($13.5) million in the third quarter of 2014.

•	See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet and Cash Flow

•	Cash, cash equivalents and marketable securities at September 30, 2015 totaled $85.2 million, compared to $88.5 million at the end of the second quarter of 2015.

Third Quarter and Recent Business Highlights

•	Ended the quarter with 703 large employer customers, up from 540 at the end of the year ago period and 662 at the end of the second quarter of 2015, and 55 insurance carrier customers, up from 44 at the end of the year ago period and 52 at the end of the second quarter of 2015.

•	New employer customer relationships added during the quarter include Flowers Foods, Ubisoft Entertainment, Potash Corporation, Sargento Foods and Steve Madden.

•	Announced the launch of the Autumn Software Release, which includes several new platform configurations and feature enhancements as well as the general availability of BENEFITFOCUS® Core Analytics. We expect the latest release to improve the user experience and simplify the open enrollment process for Benefitfocus’ employer and insurance carrier customers.

•	Introduced BENEFITFOCUS® ACA Management & Reporting and have received certification as an approved transmitter, allowing us to electronically file required ACA compliance documents with the Internal Revenue Service on behalf of our customers.

•	Announced a $46 million, three and a half year multi-product agreement to provide the benefits eligibility and enrollment services to the North Carolina State Health Plan’s more than 500,000 active and retired members. The agreement includes the option to renew for two additional years in one- year increments and as part of the relationship Benefitfocus will deploy BENEFITFOCUS® Marketplace, BENEFITFOCUS® Benefits Service Center and BENEFITFOCUS® ACA Management & Reporting.

Business Outlook

Based on information available as of November 4, 2015, Benefitfocus is providing guidance for the fourth quarter and updating full year 2015 as indicated below.

Fourth Quarter 2015:

•	Total revenue is expected to be in the range of $51.2 million to $52.2 million.

•	Non-GAAP net loss is expected to be in the range of ($13.7) million to ($13.2) million, or ($0.47) to ($0.46) per share, based on 29.0 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($8.2) million to ($7.7) million.

Full Year 2015:

•	Total revenue is expected to be in the range of $182.0 million to $183.0 million.

•	Non-GAAP net loss is expected to be in the range of ($55.0) million to ($54.5) million, or ($1.94) to ($1.93) per share, based on 28.3 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($35.5) million to ($35.0) million.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, November 4, 2015 at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (855) 233-6991 (domestic) or (317) 586-4497 (international) with conference ID 61980950. A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. A replay of this conference call can also be accessed by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) through November 11, 2015.

About Benefitfocus

Benefitfocus, Inc. (NASDAQ: BNFT) is a leading provider of cloud-based benefits software solutions for consumers, employers, insurance carriers and brokers. Benefitfocus has served more than 25 million consumers on its platform, which consists of an integrated portfolio of products and services enabling clients to more efficiently shop, enroll, manage and exchange benefits information. With a user-friendly interface and consumer-centric design, the Benefitfocus platform provides one place for consumers to access all their benefits. Benefitfocus solutions support the administration of all types of benefits, including core medical, dental and other voluntary benefits plans, as well as wellness programs. For more information, visit www.benefitfocus.com.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating loss, net loss, net loss per common share and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position, that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating loss, net loss and net loss per share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets and offering costs expensed. We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill and intangible assets. Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company’s performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company’s financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: fluctuations in our financial results; general economic risks; the immature and volatile market for our products and services; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable regulations; our ability to compete effectively; our ability to maintain our culture and recruit and retain qualified personnel; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings, copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec.cfm or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenue	$45,426	$34,200	$130,803	$97,233
Cost of revenue(1)(2)	26,265	23,355	72,368	63,618

Gross profit	19,161	10,845	58,435	33,615
Operating expenses:(1)(2)
Sales and marketing	14,218	12,105	45,497	37,159
Research and development	12,958	11,469	38,006	30,619
General and administrative	6,777	5,033	18,581	12,834

Total operating expenses	33,953	28,607	102,084	80,612

Loss from operations	(14,792)	(17,762)	(43,649)	(46,997)
Other income (expense):
Interest income	56	14	130	64
Interest expense on building lease financing obligations	(1,727)	(943)	(5,371)	(2,050)
Interest expense on other borrowings	(195)	(198)	(685)	(476)
Other (expense) income	(1)	(8)	3	(11)

Total other expense, net	(1,867)	(1,135)	(5,923)	(2,473)

Loss before income taxes	(16,659)	(18,897)	(49,572)	(49,470)
Income tax expense (benefit)	5	(9)	25	20

Net loss	$(16,664)	$(18,888)	$(49,597)	$(49,490)

Comprehensive loss	$(16,664)	$(18,888)	$(49,597)	$(49,490)

Net loss per common share:
Basic and diluted	$(0.58)	$(0.74)	$(1.77)	$(1.97)

Weighted-average common shares outstanding:
Basic and diluted	28,847,493	25,503,194	28,083,343	25,085,072

(1) Stock-based compensation included in above line items:
Cost of revenue	$467	$327	$1,221	$619
Sales and marketing	710	341	1,746	876
Research and development	700	436	1,752	951
General and administrative	1,137	549	2,912	1,098
(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$52	$58	$169	$175
Sales and marketing	6	7	19	20
Research and development	8	9	27	28
General and administrative	2	2	6	6

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of September 30, 2015	As of December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$42,992	$51,074
Marketable securities	42,245	5,135
Accounts receivable, net	20,738	21,311
Accounts receivable, related party	1,996	—
Prepaid expenses and other current assets	6,296	4,242

Total current assets	114,267	81,762
Property and equipment, net	54,555	54,021
Intangible assets, net	730	951
Goodwill	1,634	1,634
Other non-current assets	1,169	1,650

Total assets	$172,355	$140,018

Liabilities and stockholders’ deficit
Current liabilities:
Accounts payable	$4,925	$5,589
Accrued expenses	9,302	9,171
Accrued compensation and benefits	20,820	17,374
Deferred revenue, current portion	36,523	20,384
Revolving line of credit, current portion	10,000	—
Financing and capital lease obligations, current portion	4,383	4,197

Total current liabilities	85,953	56,715

Deferred revenue, net of current portion	56,345	74,126
Revolving line of credit, net of current portion	5,246	17,657
Financing and capital lease obligations, net of current portion	31,224	32,240
Other non-current liabilities	2,325	2,103

Total liabilities	181,093	182,841

Commitments and contingencies
Stockholders’ deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at September 30, 2015 and December 31, 2014	—	—
Common stock, par value $0.001, 50,000,000 shares authorized, 28,986,398 and 25,608,937 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	29	26
Additional paid-in capital	307,088	223,409
Accumulated deficit	(315,855)	(266,258)

Total stockholders’ deficit	(8,738)	(42,823)

Total liabilities and stockholders’ deficit	$172,355	$140,018

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities
Net loss	$(49,597)	$(49,490)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	8,686	7,600
Stock-based compensation expense	7,631	3,544
Change in fair value and accretion of warrant	—	669
Interest accrual on financing obligation	5,371	2,050
Provision for doubtful accounts	—	5
Loss on disposal or impairment of property and equipment	10	15
Changes in operating assets and liabilities:
Accounts receivable, net	(814)	5,701
Accrued interest on short-term investments	165	166
Prepaid expenses and other current assets	(1,900)	234
Other non-current assets	1,047	546
Accounts payable	117	(1,323)
Accrued expenses	1,780	1,353
Accrued compensation and benefits	3,445	4,082
Deferred revenue	(1,849)	11,181
Other non-current liabilities	222	987

Net cash and cash equivalents used in operating activities	(25,686)	(12,680)

Cash flows from investing activities
Purchases of short-term investments held to maturity	(59,141)	(12,959)
Proceeds from maturity of short-term investments held to maturity	21,867	18,830
Purchases of property and equipment	(11,018)	(7,985)

Net cash and cash equivalents used in investing activities	(48,292)	(2,114)

Cash flows from financing activities
Draws on revolving line of credit	32,492	7,000
Payments on revolving line of credit	(34,902)	—
Proceeds from exercises of stock options	2,944	2,706
Proceeds from issuance of common stock and warrant, net of issuance costs	74,538	—
Payments of deferred financing costs and debt issuance costs	(566)	—
Remittance of taxes upon vesting of restricted stock units	(1,224)	(19)
Payments on financing and capital lease obligations	(7,386)	(6,762)

Net cash and cash equivalents provided by financing activities	65,896	2,925

Net decrease in cash and cash equivalents	(8,082)	(11,869)
Cash and cash equivalents, beginning of period	51,074	65,645

Cash and cash equivalents, end of period	$42,992	$53,776

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$1,797	$726

Property and equipment purchased with financing and capital lease obligations	$914	$14,777

Post contract support purchased with financing obligations	$272	$604

Allocation of proceeds to deferred revenue from issuance of common stock based on relative selling price	$207	$—

Benefitfocus, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited, dollars in thousands except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$19,161	$10,845	$58,435	$33,615
Amortization of acquired intangible assets	52	58	169	175
Stock-based compensation expense	467	327	1,221	619

Total net adjustments	519	385	1,390	794

Non-GAAP gross profit	$19,680	$11,230	$59,825	$34,409

Reconciliation from Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(14,792)	$(17,762)	$(43,649)	$(46,997)
Amortization of acquired intangible assets	68	76	221	229
Stock-based compensation expense	3,014	1,653	7,631	3,544
Offering costs expensed	347	284	483	708

Total net adjustments	3,429	2,013	8,335	4,481

Non-GAAP operating loss	$(11,363)	$(15,749)	$(35,314)	$(42,516)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(16,664)	$(18,888)	$(49,597)	$(49,490)
Depreciation	2,254	1,773	6,480	5,157
Amortization of software development costs	638	751	1,985	2,214
Amortization of acquired intangible assets	68	76	221	229
Interest income	(56)	(14)	(130)	(64)
Interest expense on building lease financing obligations	1,727	943	5,371	2,050
Interest expense on other borrowings	195	198	685	476
Income tax (benefit) expense	5	(9)	25	20
Stock-based compensation expense	3,014	1,653	7,631	3,544

Total net adjustments	7,845	5,371	22,268	13,626

Adjusted EBITDA	$(8,819)	$(13,517)	$(27,329)	$(35,864)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(16,664)	$(18,888)	$(49,597)	$(49,490)
Amortization of acquired intangible assets	68	76	221	229
Stock-based compensation expense	3,014	1,653	7,631	3,544
Offering costs expensed	347	284	483	708

Total net adjustments	3,429	2,013	8,335	4,481

Non-GAAP net loss	$(13,235)	$(16,875)	$(41,262)	$(45,009)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(13,235)	$(16,875)	$(41,262)	$(45,009)
Weighted average shares outstanding - basic and diluted	28,847,493	25,503,194	28,083,343	25,085,072

Shares used in computing non-GAAP net loss per share - basic and diluted	28,847,493	25,503,194	28,083,343	25,085,072

Non-GAAP net loss per common share - basic and diluted	$(0.46)	$(0.66)	$(1.47)	$(1.79)